New Issue Computational Materials

Part I of II

$267,481,000 (Approximate)

RASC Series 2005-EMX3 Trust

Issuer

Mortgage Lenders Network USA, Inc.

Originator

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-EMX3

September 7, 2005

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Expected Timing:	Pricing Date:	On or about September [9], 2005
	Settlement Date:	On or about September 23, 2005
	First Payment Date:	October 25, 2005

Structure:	Fixed and ARMs:	$[700,000,000] senior/subordinate structure
	Rating Agencies:	[Moody’s and S&P]

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation (“RFC”) and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

RASC Series 2005-EMX3

$[674,450,000] (Approximate)

Characteristics of the Certificates

Certificates
Class	Approximate Size(1)	Interest Type	Principal Type	Expected WAL (yrs)(2) Call/Mat	Expected Principal Window (months)(2) Call/Mat	Final Scheduled Distribution Date	Expected rating (S&P / Moody's)
A-I-1 (3)	$138,052,000	Floating	SEQ	1.00 / 1.00	1 - 21 / 1 - 21	July 2024	AAA/Aaa
A-I-2 (3) (4)	121,815,000	Floating	SEQ	3.00 / 3.07	21 - 74 / 21 - 98	Feb 2035	AAA/Aaa
A-I-3 (3) (4)	7,802,000	Floating	SEQ	6.17 / 10.20	74 - 74 / 98 - 162	Sep-2035	AAA/Aaa
A-II (3) (4) (6)	267,481,000	Floating	PT	2.09 / 2.28	1 - 74 / 1 - 171	Sep-2035	AAA/Aaa
M-1 (3) (4) (5)	26,950,000	Floating	MEZ	4.80 / 5.27	48 - 74 / 48 - 146	Sep-2035	AA+/Aa1
M-2 (3) (4) (5)	24,150,000	Floating	MEZ	4.60 / 5.05	45 - 74 / 45 - 140	Sep-2035	AA+/Aa2
M-3 (3) (4) (5)	15,750,000	Floating	MEZ	4.50 / 4.93	43 - 74 / 43 - 134	Sep-2035	AA/Aa3
M-4 (3) (4) (5)	12,250,000	Floating	MEZ	4.44 / 4.87	42 - 74 / 42 - 129	Sep-2035	AA-/A1
M-5 (3) (4) (5)	11,900,000	Floating	MEZ	4.41 / 4.81	41 - 74 / 41 - 124	Sep-2035	AA-/A2
M-6 (3) (4) (5)	11,200,000	Floating	MEZ	4.37 / 4.76	40 - 74 / 40 - 119	Sep-2035	A+/A3
M-7 (3) (4) (5)	11,550,000	Floating	MEZ	4.35 / 4.71	39 - 74 / 39 - 114	Sep-2035	A/Baa1
M-8 (3) (4) (5)	8,750,000	Floating	MEZ	4.33 / 4.66	39 - 74 / 39 - 108	Sep-2035	A-/Baa2
M-9 (3) (4) (5)	9,100,000	Floating	MEZ	4.31 / 4.58	38 - 74 / 38 - 102	Sep-2035	BBB/Baa3
M-10 (3) (4) (5)	7,700,000	Floating	MEZ	4.30 / 4.51	38 - 74 / 38 - 94	Sep-2035	BBB-/Ba1
Total	$674,450,000

Notes:

(1)	Class sizes subject to a 10% variance.
(2)	Pricing Speed Assumption:
Fixed: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
ARMs: 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30%
CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).
(3)

The pass-through rate on the Class A and Class M Certificates will be equal to the least of (i) one-month LIBOR plus the related margin, (ii) the applicable Net WAC Cap Rate and (iii) 14.00% per annum.

(4)

If the 10% optional call is not exercised, the margin on the Class A-I-2,Class A-I-3 and Class A-II Certificates will double and the margin on the Class M Certificates will increase by a 1.5x multiple, beginning on the second Distribution Date after the first possible optional call date.

(5)	The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.
(6)	Not offered hereby, but will be offered via the prospectus supplement.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Issuer:	RASC Series 2005-EMX3 Trust.

Certificates:

The Class A-I-1, Class A-I-2and Class A-I-3 Certificates (collectively, the “Class A-I Certificates”) are backed by first and second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the “Group I Loans”).

The Class A-II Certificates are backed by first and second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations (the “Group II Loans”).

The Class A-I Certificates and the Class A-II Certificates are referred to together as the “Class A Certificates.”

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (the "Class M Certificates" and , together with the Class A Certificates, the "Offered Certificates"). The Offered Certificates will be offered pursuant to the Prospectus Supplement described below.

Joint Lead Underwriters:	Residential Funding Securities Corporation (Bookrunner) and Credit Suisse First Boston LLC.

Yield Maintenance
Agreement Provider:                         [tba]

Depositor:	Residential Asset Securities Corporation (“RASC”), an affiliate of Residential Funding Corporation

Trustee:	U.S. Bank National Association

Master Servicer:	Residential Funding Corporation (the “Seller”, “Master Servicer” or “Residential Funding”), an indirect wholly-owned subsidiary of Residential Capital Corporation.

Subservicer:	Primary servicing for all of the mortgage loans will be provided by Mortgage Lenders Network USA, Inc., see Origination and Servicing below.

Cut-off Date:	September 1, 2005 after deducting payments due during the month of September2005.

Settlement Date:	On or about September 23, 2005.

Distribution Dates:	25th of each month (or the next business day if such day is not a business day) commencing on October 25, 2005.

Form of Certificates:	Book-entry form through DTC, Clearstream and Euroclear.

Minimum Denominations:

For the Class A, Class M-1, Class M-2 and Class M-3 Certificates: $25,000 and integral multiples of $1 in excess thereof; for the Class M-4 through Class M-10 Certificates: $250,000 and integral multiples of $1 in excess thereof.

ERISA Considerations:

The Offered Certificates may be eligible for purchase by employee benefit plans or other plans or arrangements that are subject to ERISA or section 4975 of the Internal Revenue Code. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of such a plan’s acquisition and ownership of such Offered Certificates.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Legal Investments:	None of the Offered Certificates will be “mortgage related securities” for the purposes of the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).

Tax Status:	One or more REMIC elections.

Mortgage Loans:
•

The Group I Loans will consist of first and second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations. The statistical pool of Group I Loans described herein has an approximate aggregate principal balance of $337,557,327 as of the Cut-off Date.

•

The Group II Loans will consist of first and second lien, fixed-rate and adjustable-rate mortgage loans with original principal balances that will conform to Freddie Mac limitations. The statistical pool of Group II Loans described herein has an approximate aggregate principal balance of $337,318,420 as of the Cut-off Date.

•	As of the Cut-off Date, approximately 38.2% and 22.6% of the Mortgage Loans in Loan Group I and Loan Group II, respectively, provide for an initial interest only period of up to five years.

Silent Seconds:

The mortgaged properties relating to approximately 30.31% of the first-lien mortgage loans are subject to a second-lien mortgage loan, based solely on the information made available to the Depositor. The related second lien mortgage loan for 5.08% of these mortgage loans are not part of the mortgage pool (“Silent Seconds”). The weighted average combined original loan-to-value ratio of the mortgage loans, including the Silent Seconds is 89.54%.

RASC Program Eligible:

RFC has established the AlterNet program primarily for the purchase of mortgage loans that are made to borrowers that may have imperfect credit histories, higher debt to income ratios or mortgage loans that present certain other risks to investors. The mortgage collateral sellers that participate in this program have been selected by RFC on the basis of criteria set forth in RFC’s Client Guide, referred to as the Guide. For those mortgage loans that RFC purchased from sellers in this program, each mortgage loan determined by RFC to be acceptable for purchase would have been originated in accordance with or would have been determined to be generally consistent with the provisions of the Guide.

The Originator and Servicer:

Mortgage Lenders Network USA, Inc. originated all of the Mortgage Loans.  Mortgage Lenders Network USA, Inc. originates loans through a nationwide network of retail production branches, independent mortgage brokers approved by Mortgage Lenders Network USA, Inc. and also through its correspondent lending division. The executive offices of Mortgage Lenders Network USA, Inc. are located in Middletown, Connecticut.

Residential Funding acquired all of the mortgage loans from Emax Financial Group, LLC. Emax Financial Group, LLC, is a mortgage banking company engaged in the mortgage banking business, which consists of acquisition and sale of residential mortgage loans secured primarily by one- to four-unit family residences, and the purchase and sale of mortgage servicing rights.

Primary servicing will be provided by Mortgage Lenders Network USA, Inc.  Mortgage Lenders Network USA, Inc. is an approved Fannie Mae and Freddie Mac servicer.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Prepayment Assumptions:
•	Fixed – 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
•

ARMs – 100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30% CPR in month twelve, and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter, 35% CPR).

Optional Call:

If the aggregate principal balance of the mortgage loans falls below 10% of the aggregate original principal balance of the mortgage loans (the “Optional Call Date”), Residential Funding or its designee may terminate the trust. The exercise of the optional call may be subject to limitations as described in the prospectus supplement.

Group I Basis Risk

Shortfall:

With respect to any class of the Class A-I Certificates and any Distribution Date on which the Group I Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (i) accrued certificate interest for that class calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin, over (ii) accrued certificate interest for that class calculated using the Group I Net WAC Cap Rate.

Group I Basis Risk

Shortfall

Carry-Forward Amounts:

With respect to each class of the Class A-I Certificates and any Distribution Date, an amount equal to the aggregate amount of Group I Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Group I Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate for that class.

Group II Basis Risk

Shortfall:

With respect to the Class A-II Certificates and any Distribution Date on which the Group II Net WAC Cap Rate is used to determine the pass-through rate of the Class A-II Certificates, an amount equal to the excess of (i) the accrued certificate interest for the Class A-II Certificates calculated at a rate (not to exceed 14.00% per annum) equal to One-Month LIBOR plus the related margin over (ii) the accrued certificate interest for the Class A-II Certificates calculated using the Group II Net WAC Cap Rate

Group II Basis Risk

Shortfall

Carry-Forward Amounts:

With respect to the Class A-II Certificates and any Distribution Date, an amount equal to the aggregate amount of Group II Basis Risk Shortfall on that Distribution Date, plus any unpaid Group II Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate for the Class A-II Certificates.

Subordinate Basis Risk

Shortfall:

With respect to any class of Class M Certificates and any Distribution Date on which the Subordinate Net WAC Cap Rate is used to determine the pass-through rate of that class of certificates, an amount equal to the excess of (x) the accrued certificate interest for that class calculated at a rate (not to exceed 14.000% per annum) equal to One-Month LIBOR plus the related margin over (y) the accrued certificate interest for that class calculated using the Subordinate Net WAC Cap Rate.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Subordinate Basis Risk

Shortfall Carry-Forward

Amount:

With respect to each class of Class M Certificates and any Distribution Date, an amount equal to the aggregate amount of Subordinate Basis Risk Shortfall for that class on that Distribution Date, plus any unpaid Subordinate Basis Risk Shortfall from prior Distribution Dates, plus interest thereon to the extent previously unreimbursed by Excess Cash Flow, at a rate equal to the related pass-through rate.

Relief Act Shortfalls:

With respect to any Distribution Date, the shortfall, if any, in collections of interest resulting from the Service members Civil Relief Act or any similar legislation or regulation. Relief Act Shortfalls will be covered by available Excess Cash Flow in the current period only. Any Relief Act Shortfalls allocated to the Certificates for the current period not covered by Excess Cash Flow in the current period will remain unpaid.

Credit Enhancement:	A. Subordination.

Credit enhancement for the Class A Certificates will include the subordination of the Class M Certificates. Credit enhancement for the Class M Certificates will include the subordination of each class of Class M Certificates with a lower payment priority.

Initial Subordination (including the OC Deposit):

Class	Expected rating (S&P/Moody’s)	Initial Credit Support	After Step-Down Support

Class A	AAA/Aaa	23.55%	47.10%
Class M-1	AA+/Aa1	19.70%	39.40%
Class M-2	AA+/Aa2	16.25%	32.50%
Class M-3	AA/Aa3	14.00%	28.00%
Class M-4	AA-/A1	12.25%	24.50%
Class M-5	AA-/A2	10.55%	21.10%
Class M-6	A+/A3	8.95%	17.90%
Class M-7	A/Baa1	7.30%	14.60%
Class M-8	A-/Baa2	6.05%	12.10%
Class M-9	BBB/Baa3	4.75%	9.50%
Class M-10	BBB-/Ba1	3.65%	7.30%

For any class of Certificates, the Initial Credit Support is the aggregate certificate principal balance of all Certificates subordinate to such class as a percentage of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date. The initial Credit Support includes the initial Overcollateralization Amount.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

B. Overcollateralization (“OC”)

Initial (% Orig.)	3.65%
OC Target (% Orig.)	3.65%
OC Floor (% Orig.)	0.50%
OC Stepdown Target (% Current)	7.30%
OC Holiday	None

C.	Excess Spread

Initially equal to approximately [241] bps per annum.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Excess Cash Flow

Distributions:	On any Distribution Date, the Excess Cash Flow will be allocated among the Certificates as set forth in the Prospectus Supplement in the following order of priority:

(1)

as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses previously allocated to reduce the certificate principal balance of any Class A or Class M Certificates and remaining unreimbursed, but only to the extent of subsequent recoveries;

(2)

as part of the Principal Distribution Amount, to pay to the holders of the Class A and Class M Certificates in reduction of their certificate principal balances, the principal portion of realized losses incurred on the mortgage loans for the preceding calendar month;

(3)	to pay the holders of the Class A and Class M Certificates as part of the Principal Distribution Amount, any Overcollateralization Increase Amount;

(4)

to pay the holders of Class A and Class M Certificates, the amount of any Prepayment Interest Shortfalls allocated thereto for that Distribution Date, on a pro rata basis based on Prepayment Interest Shortfalls allocated thereto, that remain un-reimbursed, to the extent not covered by the Eligible Master Servicing Compensation on that Distribution Date;

(5)

to pay to the holders of the Class A and Class M Certificates, any prepayment interest shortfalls remaining unpaid from prior Distribution Dates together with interest thereon, on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

(6)

to pay to the holders of the Class A Certificates, pro rata, and then the Class M Certificates, in order of priority, the amount of any Group I Basis Risk Shortfall Carry-Forward Amount, Group II Basis Risk Shortfall Carry-Forward Amount and Subordinate Basis Risk Shortfall Carry Forward Amount, as applicable, remaining unpaid as of that Distribution Date;

(7)

to pay to the holders of the Class A and Class M Certificates, the amount of any Relief Act Shortfalls allocated thereto, on a pro rata basis based on Relief Act Shortfalls allocated thereto for that Distribution Date;

(8)

to pay to the holders of the Class A Certificates, pro rata, and then to the Class M Certificates, in order of priority, the principal portion of any realized losses previously allocated thereto that remain unreimbursed; and

(9)	to pay to the holders of the Class SB Certificates any balance remaining, in accordance with the terms of the pooling and servicing agreement.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Interest Accrual Period:	From and including the preceding Distribution Date (for the first accrual period, the closing date) up to but excluding the current Distribution Date on an actual/360 basis.

Pass-Through Rates:	Class A-I Pass-Through Rates:

On each Distribution Date, the Class A Pass-Through Rate on each class of the Class A-I certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Call Date, and with respect to the Class A-I-2 and Class A-I-3 Certificates, One-Month LIBOR plus 2 times the related margin for such class, (y) the Group I Net WAC Cap Rate and (z) 14.00% per annum.

Class A-II Pass-Through Rates:

On each Distribution Date, the Class A-II Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 2 times the related margin, (y) the Group II Net WAC Cap Rate and (z) 14.00% per annum.

Class M Pass-Through Rates:

On each Distribution Date, the Pass-Through Rate on each class of the Class M Certificates will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus the related margin for such class, and beginning on the second Distribution Date after the first possible Optional Call Date, One-Month LIBOR plus 1.5 times the related margin for such class, (y) the Net WAC Cap Rate and (z) 14.00% per annum.

Group I Net WAC

Cap Rate:

For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Group II Net WAC

Cap Rate:

For any Distribution Date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group II Loans using the Net Mortgage Rates in effect for the scheduled payments due on such mortgage loans during the related due period, multiplied by a fraction equal to 30 divided by the actual number of days in the related Interest Accrual Period.

Subordinate Net WAC

Cap Rate:

With respect to any Distribution Date and the Class M Certificates, a per annum rate equal to the weighted average of (i) the Group I Net WAC Cap Rate and (ii) the Group II Net WAC Cap Rate, weighted on the basis of the related Subordinate Component.

.

Net WAC Cap Rate:	The Group I Net WAC Cap Rate, the Group II Net WAC Cap Rate or the Subordinate Net WAC Cap Rate, as applicable.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Subordinate Component:

With respect to each loan group and any Distribution Date, the positive excess, if any, of the aggregate principal balance of the mortgage loans in that loan group, over the aggregate certificate principal balance of the related Class A Certificates, in each case immediately prior to that Distribution Date.

Net Mortgage Rate:	With respect to any mortgage loan, the mortgage rate minus (a) the master servicing fee and (b) the sub-servicing fee.

Eligible Master Servicing Compensation:

For any Distribution Date, an amount equal to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer in respect of its master servicing activities and reinvestment income received by the Master Servicer on amounts payable with respect to that Distribution Date with respect to the mortgage loans. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

Advances:	The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan.

Overcollateralization Amount:

With respect to any Distribution Date, the excess, if any, of the aggregate stated principal balance of the mortgage loans before giving effect to distributions of principal to be made on that Distribution Date, over the aggregate certificate principal balance of the Class A and Class M Certificates, as of such date, before taking into account distributions of principal to be made on that Distribution Date.

Required

Overcollateralization Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date, an amount equal to 3.65% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-off Date, (ii) on or after the Stepdown Date provided a Trigger Event is not in effect, the greater of (x) 7.30% of the then current aggregate outstanding principal balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date and (y) the Overcollateralization Floor or (iii) on or after the related Stepdown Date if a Trigger Event is in effect, the Required Overcollateralization Amount for the immediately preceding Distribution Date.

Overcollateralization Floor:	0.50% of the aggregate initial principal balance of the Mortgage Loans.

Stepdown Date:

The earlier to occur of (i) the Distribution Date immediately succeeding the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero or (ii) the later to occur of (x) the Distribution Date in October 2008 and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 47.10%.

Overcollateralization

Increase Amount:

With respect to any Distribution Date, an amount equal to the lesser of (i) available excess cash flow from the mortgage loans available for payment of the Overcollateralization Increase Amount on that Distribution Date and (ii) the excess, if any, of (x) the Required Overcollateralization Amount for that Distribution Date over (y) the Overcollateralization Amount for that Distribution Date.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Overcollateralization

Reduction Amount:

With respect to any Distribution Date for which the Excess Overcollateralization Amount is, or would be, after taking into account all other distributions to be made on that Distribution Date, greater than zero, an amount equal to the lesser of (i) the Excess Overcollateralization Amount for that Distribution Date and (ii) Principal Remittance Amount for that Distribution Date.

Excess Overcollateralization

Amount:	With respect to any Distribution Date, the excess, if any, of the Overcollateralization Amount over the Required Overcollateralization Amount.

Excess Cash Flow:

For any Distribution Date, the sum of (a) the excess of the available distribution amount over the sum of (x) the interest distribution amount for the Certificates and (y) the Principal Remittance Amount and (b) any Overcollateralization Reduction Amount. Excess Cash Flow may be used to protect the Certificates against realized losses by making an additional payment of principal up to the amount of the realized losses.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Trigger Event:

(subject to change)

A Trigger Event is in effect on any Distribution Date if either (i) the three month average of the related Sixty-Plus Delinquency Percentage, as determined on that Distribution Date and the immediately preceding two Distribution Dates, equals or exceeds [37.95]% of the Senior Enhancement Percentage or (ii) cumulative realized losses on the mortgage loans as a percentage of the initial aggregate principal balance of the mortgage loans as of the Cut-off Date exceed the following amounts:

Loss Trigger
Months 25-36	[1.70]% in the first month plus an additional 1/12th of [2.10]% for every month thereafter
Months 37-48	[3.80]% in the first month plus an additional 1/12th of [2.15]% for every month thereafter
Months 49-60	[5.95]% in the first month plus an additional 1/12th of [1.75]% for every month thereafter
Months 61-72	[7.70]% in the first month plus an additional 1/12th of [0.45]% for every month thereafter
Months 73 and thereafter	[8.15]%

Sixty-Plus Delinquency

Percentage:

With respect to any Distribution Date, the fraction, expressed as a percentage, equal to (x) the aggregate stated principal balance of the mortgage loans that are 60 or more days delinquent in payment of principal and interest for that Distribution Date, including mortgage loans in bankruptcy that are 60 or more days delinquent, foreclosure or REO, over (y) the aggregate stated principal balance of the mortgage loans immediately preceding that Distribution Date.

Senior

Enhancement Percentage:

For any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M Certificates and (ii) the Overcollateralization Amount, in each case prior to the distribution of the aggregate Principal Distribution Amount on such Distribution Date, by (y) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date.

Principal

Distribution Amount:

For any Distribution Date, the lesser of (a) the excess of (x) the available distribution amount over (y) the interest distribution amount and (b) the sum of (v) the Principal Remittance Amount for the Mortgage Loans, (w) subsequent recoveries in an amount not to exceed losses previously allocated to any class of Class A or Class M Certificates that remain unreimbursed on that Distribution Date and (x) the Excess Cash Flow to the trust to the extent distributable as principal to cover realized losses on the Mortgage Loans and to reach the Required Overcollateralization Amount minus (i) any overcollateralization reduction amounts and (ii) certain other amounts with respect to servicing modifications as set forth in the Pooling and Servicing Agreement.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Class A Principal

Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the Principal Distribution Amount for that Distribution Date or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the Principal Distribution Amount for that Distribution Date; and
•

the excess, if any, of (A) the aggregate certificate principal balance of the Class A Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Principal Remittance

Amount:

For any Distribution Date, the sum of the following amounts: (i) the principal portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period; (ii) the principal portion of all proceeds of the repurchase of Mortgage Loans or, in the case of substitution, amounts representing a principal adjustment as required in the pooling and servicing agreement during the preceding calendar month; and (iii) the principal portion of all other unscheduled collections received on the Mortgage Loans during the preceding calendar month including, without limitation, full and partial principal prepayments made by the respective mortgagors, to the extent not distributed in the preceding month but excluding subsequent recoveries.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Interest

Distributions:	Distributions to the holders of the Certificates will be made generally as follows:

From the available distribution amount remaining after payment of certain fees and expenses Trigger Event, distribution of accrued and unpaid interest (less any prepayment interest shortfalls not covered by compensating interest or any Relief Act Shortfalls) to the holders of Certificates, in the following order of priority:

(i)	To the Class A Certificates the Class A Interest Distribution Amount, as described below;
(ii)	To the Class M-1 Certificates;
(iii)	To the Class M-2 Certificates;
(iv)	To the Class M-3 Certificates;
(v)	To the Class M-4 Certificates;
(vi)	To the Class M-5 Certificates;
(vii)	To the Class M-6 Certificates;
(viii)	To the Class M-7 Certificates;
(ix)	To the Class M-8 Certificates;
(x)	To the Class M-9 Certificates; and
(xi)	To the Class M-10 Certificates.

Class A Interest

Distribution Amount:

With respect to each class of Class A Certificates and any Distribution Date, the amount available for payment of accrued certificate interest thereon for that Distribution Date plus accrued certificate interest thereon remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:

•     first, concurrently, to the Class A-I Certificates, pro rata, from the Class A-I Interest Remittance Amount, and to the Class A-II Certificates, from the Class A-II Interest Remittance Amount;

•     second, to the Class A-I Certificates, pro rata, from the remaining Class A-II Interest Remittance Amount or to the Class A-II Certificates, from the remaining Class A-I Interest Remittance Amount, as needed after taking into account any distribution in respect of interest on the Class A Certificates made in first above;

•     third, concurrently, from the Principal Remittance Amount related to Loan Group I to the Class A-I Certificates, pro rata, and from the Principal Remittance Amount related to Loan Group II to the Class A-II Certificates, after taking into account any distributions in respect of interest on the Class A Certificates made in first and second above; and

•     fourth, from the remaining Principal Remittance Amount related to Loan Group II to the Class A-I Certificates, pro rata, or from the remaining Principal Remittance Amount related to Loan Group I to the Class A-II Certificates, as needed after taking into account any distributions in respect of interest on the Class A Certificates made in first, second and third above.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Class A-I Interest

Remittance Amount:	With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group I Loans.

Class A-II Interest

Remittance Amount:	With respect to any Distribution Date, the portion of the available distribution amount for that Distribution Date attributable to interest received or advanced with respect to the Group II Loans.

Principal Distributions:

The Principal Distribution Amount will be distributed as follows:

(i)

To the Class A Certificates, the Class A Principal Distribution Amount, allocated as described below under “Class A Principal Distributions” until the certificate principal balances thereof are reduced to zero;

(ii)	To the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, until the certificate principal balance of the Class M-1 Certificates is reduced to zero;
(iii)	To the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, until the certificate principal balance of the Class M-2 Certificates is reduced to zero;
(iv)	To the Class M-3 Certificates, the Class M-3 Principal Distribution Amount, until the certificate principal balance of the Class M-3 Certificates is reduced to zero;
(v)	To the Class M-4 Certificates, the Class M-4 Principal Distribution Amount, until the certificate principal balance of the Class M-4 Certificates is reduced to zero;
(vi)	To the Class M-5 Certificates, the Class M-5 Principal Distribution Amount, until the certificate principal balance of the Class M-5 Certificates is reduced to zero;
(vii)	To the Class M-6 Certificates, the Class M-6 Principal Distribution Amount, until the certificate principal balance of the Class M-6 Certificates is reduced to zero;
(viii)	To the Class M-7 Certificates, the Class M-7 Principal Distribution Amount, until the certificate principal balance of the Class M-7 Certificates is reduced to zero;
(ix)	To the Class M-8 Certificates, the Class M-8 Principal Distribution Amount, until the certificate principal balance of the Class M-8 Certificates is reduced to zero;
(x)	To the Class M-9 Certificates, the Class M-9 Principal Distribution Amount, until the certificate principal balance of the Class M-9 Certificates is reduced to zero: and
(xi)	To the Class M-10 Certificates, the Class M-10 Principal Distribution Amount, until the certificate principal balance of the Class M-10 Certificates is reduced to zero.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Class A Principal

Distributions:	The Group I Principal Distribution Amount will be distributed as follows:

•	first, to the Class A-I-1, Class A-I-2 and Class A-I-3 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero; and
•	second, to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

The Group II Principal Distribution Amount will be distributed as follows:

•	first, to the Class A-II Certificates, until the Certificate Principal Balance thereof has been reduced to zero; and
•	second, to the Class A-I-1, Class A-I-2 and Class A-I-3 Certificates, in that order, in each case until the Certificate Principal Balance thereof has been reduced to zero.

Class M-1 Principal

Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A Principal Distribution Amount; and
•

the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-1 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Class M-2 Principal

Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A and Class M-1 Principal Distribution Amounts; and
•

the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-2 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-3 Principal

Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

	•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts; and
•

the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-3 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Class M-4 Principal

Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts; and
•

the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2 and Class M-3 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-4 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

21

Computational Materials for

RASC Series 2005-EMX3 Trust

Class M-5 Principal

Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts; and
•

the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-5 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-6 Principal

Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•	the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amounts; and
•

the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5 Principal Distribution Amount for that Distribution Date) and (2) the certificate principal balance of the Class M-6 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Class M-7 Principal

Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•

the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts; and

•

the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-7 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-8 Principal

Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•

the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts; and

•

the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-8 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Class M-9 Principal

Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•

the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts; and

•

the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-9 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

Class M-10 Principal

Distribution Amount:

With respect to any Distribution Date (i) prior to the Stepdown Date or on or after the Stepdown Date if a Trigger Event is in effect for that Distribution Date, the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that Distribution Date, the lesser of:

•

the remaining Principal Distribution Amount for that Distribution Date after distribution of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts; and

•

the excess, if any, of (A) the sum of (1) the aggregate certificate principal balance of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (after taking into account the payment of the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Principal Distribution Amounts for that Distribution Date) and (2) the certificate principal balance of the Class M-10 Certificates immediately prior to that Distribution Date over (B) the lesser of (x) the product of (1) the applicable Subordination Percentage and (2) the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date and (y) the excess, if any, of the aggregate stated principal balance of the mortgage loans after giving effect to distributions to be made on that Distribution Date, over the Overcollateralization Floor.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Subordination

Percentage:	As to any class of Class A or Class M Certificates, the respective approximate percentage set forth below:

Class	Expected rating (S&P/Moody’s)	Subordination %

Class A	AAA/Aaa	52.90%
Class M-1	AA+/Aa1	60.60%
Class M-2	AA+/Aa2	67.50%
Class M-3	AA/Aa3	72.00%
Class M-4	AA-/A1	75.50%
Class M-5	AA-/A2	78.90%
Class M-6	A+/A3	82.10%
Class M-7	A/Baa1	85.40%
Class M-8	A-/Baa2	87.90%
Class M-9	BBB/Baa3	90.50%
Class M-10	BBB-/Ba1	92.70%

Subsequent Recoveries:	Subsequent recoveries, net of reimbursable expenses, with respect to mortgage loans that have been previously liquidated and that have resulted in a realized loss.

Allocation of Losses:	Any realized losses will be allocated in the following order of priority:
	(i)	To Excess Cash Flow for the related Distribution Date;
	(ii)	To the overcollateralization, until reduced to zero (as further described in the prospectus supplement);
	(iii)	To the Class M-10 Certificates, until reduced to zero;
	(iv)	To the Class M-9 Certificates, until reduced to zero;
	(v)	To the Class M-8 Certificates, until reduced to zero;
	(vi)	To the Class M-7 Certificates, until reduced to zero;
	(vii)	To the Class M-6 Certificates, until reduced to zero;
	(viii)	To the Class M-5 Certificates, until reduced to zero;
	(ix)	To the Class M-4 Certificates, until reduced to zero;
	(x)	To the Class M-3 Certificates, until reduced to zero;
	(xi)	To the Class M-2 Certificates, until reduced to zero;
	(xii)	To the Class M-1 Certificates, until reduced to zero; and
	(xiii)	To the Class A-I Certificates, losses on the Group I Loans on a pro-rata basis; until reduced to zero and to the Class A-II Certificates, losses on the Group II Loans until reduced to zero.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Prospectus:           The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Additional information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Yield Maintenance Agreement

[Subject to Change]

On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the “Counterparty”) for the benefit of the Offered Certificates. On each Distribution Date, payments under the Yield Maintenance Agreement will be made based on (i) an amount equal to the lesser of (a) the notional amount set forth in the related tables below and (b) the outstanding certificate principal of the Offered Certificates immediately preceding that Distribution Date. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the related strike rates beginning with the Distribution Date in October 2005. Such payments will be capped at their related maximum amount when one-month LIBOR equals or exceeds the related Ceiling. The Yield Maintenance Agreement will terminate after the Distribution Date in September 2008.

Period	Notional Balance ($)
1	674,450,000.00
2	667,835,161.65
3	656,839,827.94
4	644,165,973.11
5	629,298,198.58
6	613,152,512.50
7	595,533,571.10
8	576,642,901.89
9	557,226,163.72
10	535,079,645.73
11	508,831,090.13
12	481,191,737.38
13	455,510,009.76
14	433,171,025.05
15	413,443,433.55
16	396,061,038.78
17	380,042,828.37
18	365,244,587.59
19	351,062,321.53
20	337,161,793.48
21	324,000,361.43
22	307,785,906.46
23	280,630,818.68
24	251,019,153.07
25	228,353,227.51
26	211,530,416.62
27	197,931,546.08
28	186,345,545.31
29	175,990,144.39
30	167,710,193.45
31	160,725,518.83
32	153,999,717.66
33	147,661,499.86
34	141,361,011.58
35	134,678,007.74
36	128,151,862.80

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Any amounts payable under the yield maintenance agreement on each Distribution Date will be distributed pursuant to clauses (2) through of "Excess Cash Flow, " and in that order, to the extent that Excess Cash Flow is insufficient therefor on such distribution date and any remaining amounts will be distributed to the holders of the Class SB Certificates as more fully described in the prospectus supplement

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Net WAC Schedule

[Subject to Change]

Period	Net WAC Rate % (1, 2)	Effective Rate % (1, 3)	Period	Net WAC Rate % (1, 2)	Effective Rate % (1, 3)
1	6.17	22.42	39	10.41	10.41
2	6.37	22.57	40	10.08	10.08
3	6.58	22.67	41	10.75	10.75
4	6.37	22.34	42	11.90	11.90
5	6.37	22.20	43	10.74	10.74
6	7.05	22.74	44	11.08	11.08
7	6.37	21.91	45	10.72	10.72
8	6.58	21.98	46	11.08	11.08
9	6.37	21.63	47	10.73	10.73
10	6.58	21.64	48	10.73	10.73
11	6.37	21.13	49	11.07	11.07
12	6.37	20.76	50	10.70	10.70
13	6.59	20.63	51	11.05	11.05
14	6.38	20.14	52	10.70	10.70
15	6.59	20.13	53	10.71	10.71
16	6.38	19.75	54	11.85	11.85
17	6.38	19.61	55	10.69	10.69
18	7.07	20.18	56	11.03	11.03
19	6.39	19.38	57	10.67	10.67
20	6.61	19.48	58	11.01	11.01
21	6.42	19.18	59	10.65	10.65
22	6.65	19.45	60	10.63	10.63
23	8.62	20.95	61	10.98	10.98
24	8.61	20.26	62	10.61	10.61
25	8.89	20.08	63	10.95	10.95
26	8.60	19.53	64	10.59	10.59
27	8.90	19.50	65	10.58	10.58
28	8.61	18.96	66	11.70	11.70
29	9.31	19.44	67	10.56	10.56
30	9.94	19.96	68	10.90	10.90
31	9.30	19.25	69	10.53	10.53
32	9.60	19.49	70	10.87	10.87
33	9.30	19.13	71	10.51	10.51
34	9.65	19.42	72	10.50	10.50
35	10.09	19.74	73	10.84	10.84
36	10.08	19.61	74	10.48	10.48
37	10.41	10.41
38	10.07	10.07

Notes:

(1) Assumes all index values remain constant at 20.00% and the optional termination is exercised.

(2) The “Net WAC Rate” is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period of the Certificates and (ii) the weighted average Net Mortgage Rate of the Mortgage Loans plus any payments from the Yield Maintenance Agreement.

(3) The effective available funds cap rate (the “Effective Rate”) is the Net WAC Rate divided by the aggregate certificate principal balance of the Class A and Class M Certificates multiplied by 360 divided by actual number of days.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Class A Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	12.35	1.63	1.22	1.00	0.85	0.74
Principal Window	1 - 226	1 - 36	1 - 25	1 - 21	1 - 18	1 - 15
Principal Window Months	226	36	25	21	18	15
Class A-I-2
Avg. Life (yrs)	24.14	6.51	4.35	3.00	2.05	1.75
Principal Window	226 - 342	36 - 149	25 - 100	21 - 74	18 - 34	15 - 27
Principal Window Months	117	114	76	54	17	13
Class A-I-3
Avg. Life (yrs)	28.51	12.42	8.34	6.17	2.95	2.34
Principal Window	342 - 342	149 - 149	100 - 100	74 - 74	34 - 36	27 - 29
Principal Window Months	1	1	1	1	3	3
Class A-II
Avg. Life (yrs)	17.83	4.20	2.89	2.09	1.48	1.26
Principal Window	1 - 342	1 - 149	1 - 100	1 - 74	1 - 57	1 - 29
Principal Window Months	342	149	100	74	57	29

Class A Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class A-I-1
Avg. Life (yrs)	12.35	1.63	1.22	1.00	0.85	0.74
Principal Window	1 - 226	1 - 36	1 - 25	1 - 21	1 - 18	1 - 15
Principal Window Months	226	36	25	21	18	15
Class A-I-2
Avg. Life (yrs)	24.19	6.64	4.45	3.07	2.05	1.75
Principal Window	226 - 353	36 - 187	25 - 134	21 - 98	18 - 34	15 - 27
Principal Window Months	128	152	110	78	17	13
Class A-I-3
Avg. Life (yrs)	29.64	19.05	13.63	10.20	2.95	2.34
Principal Window	353 - 358	187 - 287	134 - 206	98 - 162	34 - 36	27 - 29
Principal Window Months	6	101	73	65	3	3
Class A-II
Avg. Life (yrs)	17.87	4.48	3.12	2.28	1.51	1.26
Principal Window	1 - 357	1 - 291	1 - 213	1 - 171	1 - 134	1 - 29
Principal Window Months	357	291	213	171	134	29

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Class M Sensitivity Analysis

To 10% Call

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-I-1
Avg. Life (yrs)	25.94	8.25	5.58	4.80	4.76	3.60
Principal Window	257 - 342	49 - 149	39 - 100	48 - 74	57 - 57	29 - 45
Principal Window Months	86	101	62	27	1	17
Class M-I-2
Avg. Life (yrs)	25.94	8.25	5.57	4.60	4.73	3.76
Principal Window	257 - 342	49 - 149	38 - 100	45 - 74	54 - 57	45 - 45
Principal Window Months	86	101	63	30	4	1
Class M-I-3
Avg. Life (yrs)	25.94	8.25	5.56	4.50	4.43	3.60
Principal Window	257 - 342	49 - 149	38 - 100	43 - 74	50 - 57	41 - 45
Principal Window Months	86	101	63	32	8	5
Class M-I-4
Avg. Life (yrs)	25.94	8.25	5.56	4.44	4.20	3.40
Principal Window	257 - 342	49 - 149	38 - 100	42 - 74	47 - 57	38 - 45
Principal Window Months	86	101	63	33	11	8
Class M-I-5
Avg. Life (yrs)	25.94	8.25	5.56	4.41	4.06	3.27
Principal Window	257 - 342	49 - 149	38 - 100	41 - 74	45 - 57	36 - 45
Principal Window Months	86	101	63	34	13	10
Class M-I-6
Avg. Life (yrs)	25.94	8.25	5.55	4.37	3.95	3.18
Principal Window	257 - 342	49 - 149	37 - 100	40 - 74	43 - 57	35 - 45
Principal Window Months	86	101	64	35	15	11
Class M-I-7
Avg. Life (yrs)	25.94	8.25	5.55	4.35	3.86	3.10
Principal Window	257 - 342	49 - 149	37 - 100	39 - 74	41 - 57	34 - 45
Principal Window Months	86	101	64	36	17	12
Class M-I-8
Avg. Life (yrs)	25.94	8.25	5.55	4.33	3.79	3.04
Principal Window	257 - 342	49 - 149	37 - 100	39 - 74	40 - 57	33 - 45
Principal Window Months	86	101	64	36	18	13
Class M-I-9
Avg. Life (yrs)	25.94	8.25	5.55	4.31	3.74	3.00
Principal Window	257 - 342	49 - 149	37 - 100	38 - 74	39 - 57	32 - 45
Principal Window Months	86	101	64	37	19	14
Class M-I-10
Avg. Life (yrs)	25.94	8.25	5.55	4.30	3.70	2.97
Principal Window	257 - 342	49 - 149	37 - 100	38 - 74	39 - 57	31 - 45
Principal Window Months	86	101	64	37	19	15

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Class M Sensitivity Analysis

To Maturity

Prepayment Assumptions	0% PPC	50% PPC	75% PPC	100% PPC	125% PPC	150% PPC
Class M-I-1
Avg. Life (yrs)	26.08	8.99	6.18	5.27	7.26	5.74
Principal Window	257 - 357	49 - 260	39 - 184	48 - 146	67 - 125	29 - 108
Principal Window Months	101	212	146	99	59	80
Class M-I-2
Avg. Life (yrs)	26.08	8.97	6.17	5.05	5.30	4.38
Principal Window	257 - 356	49 - 251	38 - 178	45 - 140	54 - 109	45 - 87
Principal Window Months	100	203	141	96	56	43
Class M-I-3
Avg. Life (yrs)	26.08	8.95	6.15	4.93	4.77	3.88
Principal Window	257 - 356	49 - 242	38 - 178	43 - 134	50 - 104	41 - 83
Principal Window Months	100	194	141	92	55	43
Class M-I-4
Avg. Life (yrs)	26.08	8.93	6.13	4.87	4.53	3.67
Principal Window	257 - 356	49 - 235	38 - 173	42 - 129	47 - 100	38 - 80
Principal Window Months	100	187	136	88	54	43
Class M-I-5
Avg. Life (yrs)	26.07	8.90	6.11	4.81	4.38	3.53
Principal Window	257 - 355	49 - 228	38 - 168	41 - 124	45 - 96	36 - 77
Principal Window Months	99	180	131	84	52	42
Class M-I-6
Avg. Life (yrs)	26.07	8.87	6.08	4.76	4.25	3.42
Principal Window	257 - 355	49 - 220	37 - 161	40 - 119	43 - 93	35 - 74
Principal Window Months	99	172	125	80	51	40
Class M-I-7
Avg. Life (yrs)	26.07	8.82	6.04	4.71	4.14	3.33
Principal Window	257 - 354	49 - 212	37 - 154	39 - 114	41 - 88	34 - 70
Principal Window Months	98	164	118	76	48	37
Class M-I-8
Avg. Life (yrs)	26.06	8.76	6.00	4.66	4.05	3.25
Principal Window	257 - 353	49 - 201	37 - 146	39 - 108	40 - 83	33 - 66
Principal Window Months	97	153	110	70	44	34
Class M-I-9
Avg. Life (yrs)	26.05	8.68	5.93	4.58	3.96	3.17
Principal Window	257 - 352	49 - 191	37 - 138	38 - 102	39 - 79	32 - 62
Principal Window Months	96	143	102	65	41	31
Class M-I-10
Avg. Life (yrs)	26.03	8.62	5.84	4.51	3.86	3.10
Principal Window	257 - 350	49 - 178	37 - 127	38 - 94	39 - 73	31 - 58
Principal Window Months	94	130	91	57	35	28

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

Additional Information Regarding the Mortgage Loans

The Seller will make the following representations and warranties with respect to the Group II Mortgage Loans.

1.

With respect to any Group II Mortgage Loan originated on or after August 1, 2004 and underlying the Security, neither the related mortgage nor the related mortgage note requires the borrower to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

2.	None of the Mortgage Loans are subject to Section 32 under the Home Ownership and Equity Protection Act of 1994 (“HOEPA”).

3.	To the best of Seller’s knowledge, the Subservicer for each Mortgage Loan has accurately and fully reported its borrower credit files to each of the Credit Repositories in a timely manner.

4.	None of the proceeds of any Mortgage Loan were used to finance the purchase of single premium credit life insurance policies.

5.	No Group II Mortgage Loan has a prepayment penalty term that extends beyond three years after the date of origination.

6.

With the exception of loans secured by property in the state of New Jersey, none of the Mortgage Loans are that are referred to as “high cost” or “covered” loans or any other similar designation under applicable sate or local law in effect at the time of origination of such loan that expressly provides for assignee liability.

7.

None of the Mortgage Loans secured by property in the state of New Jersey are considered “high-cost home loans” under the New Jersey Home Ownership Security Act of 2002. None of the non purchase money loans secured by property in the state of New Jersey are considered “covered home loans” under the New Jersey Home Ownership Act of 2002.

8.	No Group II Mortgage Loan which is secured by a property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003.

9.

The stated principal balance at origination for each Group II Mortgage Loan that is secured by a single family property located in any state other than the States of Alaska or Hawaii did not exceed $359,650. The stated principal balance at origination for each Group II Mortgage Loan that is secured by a single family property located in the States of Alaska or Hawaii did not exceed $539,475. The stated principal balance at origination for each Group II Mortgage Loan that is secured by a two-, three-, or four- family property located in any state other than the States of Alaska or Hawaii did not exceed $460,400, $556,500 or $691,600, respectively. The stated principal balance at origination for each Group II Mortgage Loan that is secured by a two-, three-, or four- family property located in the States of Alaska or Hawaii did not exceed $690,600, $834,750 or $1,037,400, respectively.

A breach of any of the representations and warranties set forth above will be deemed to materially and adversely affect the interests of the holders of the Class A-II-1 and Class A-II-2 Certificates with respect to any Group II Mortgage Loan. With respect to a breach of any such representation and warranty with respect to a Group II Mortgage Loan, the Seller will either (i) purchase such Mortgage Loan at a price equal to the purchase price for such Mortgage Loan set forth in the pooling and servicing agreement or (ii) substitute a qualified substitute Mortgage Loan or loans for such Mortgage Loan in the manner and subject to the limitations set forth in the pooling and servicing agreement. In addition, the servicing guide of the Master Servicer requires that the subservicer for each Mortgage Loan accurately and fully reports its borrower credit files to each of the credit repositories in a timely manner.

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Computational Materials for

RASC Series 2005-EMX3 Trust

[Rating Agency Contacts]

	name	phone extension
Moody’s:	Tim Gildner	(212) 553-2919
S&P:	Monica Perelmuter	(212) 438-6309

This Information was prepared by Residential Funding Securities Corporation in its capacity as underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.